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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

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                                   FORM 8-K
                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934
        Date of Report (date of earliest event reported): May 27, 1997



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                          INFORMATION RESOURCES, INC.
                   401(k) RETIREMENT SAVINGS PLAN AND TRUST
            (Exact name of registrant as specified in its charter)


Delaware                          0-11428                           36-2947987
(State of Incorporation) (Commission File Number) (IRS Employer Identification
                                                   No.)


150 North Clinton
Chicago, Illinois                                                         60661
(address of principal executive offices)                             (Zip Code)


                                (312) 726-1221
                        (Registrant's telephone number)

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Item 4.         Changes in Registrant's Certifying Accountants
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    At a meeting held on May 27, 1997, the Administrative Committee for the
Information Resources, Inc. 401(k) Retirement Savings Plan and Trust ("the Plan") approved the engagement of Ernst & Young LLP as independent auditors of the Plan for the fiscal year ending December 31, 1996 to replace the firm of Grant Thornton LLP, which was dismissed as auditors of the Plan effective May 27, 1997.

    The reports of Grant Thornton LLP on the Plan's financial statements for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

    In connection with the audits of the Plan's financial statements for each of the two fiscal years ended December 31, 1995, and in the subsequent interim period, there were no disagreements with Grant Thornton LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of Grant Thornton LLP, would have caused Grant Thornton LLP to make reference to the matter in its report.

    The Company has requested Grant Thornton LLP to furnish it a letter addressed to the Commission stating whether it agrees with the above statements. A copy of that letter, dated May 27, 1997 is filed as Exhibit 16 to this Form 8-K.

Item 7.   Financial Statements and Exhibits
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          (c)     Exhibits

                  Number
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                    16    Letter re:  Change in Certifying Accountant

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                                 SIGNATURES



     Pursuant to the requirements of the Securities and Exchange Act of 1934, the trustees (or other persons who administer the employee benefit plan) have duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                            INFORMATION RESOURCES, INC.

                            401(k) RETIREMENT SAVINGS PLAN and
                             TRUST



Date:   May 29, 1997       By:
                               -------------------------------------
                               Gary M. Hill
                               Executive Vice President - Finance
                               Chief Financial Officer,
                               Information Resources, Inc.

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